Exhibit 10 - Independent Contractor Agreement



                      INCENTIVE CONNECTION TRAVEL, INC
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      Incentive Connection Travel Building 13029 North Cave Creek Road,
  Suites 201-204 Phoenix Arizona 85022. (602) 867 9606 . Fax: (602) 485-8587
  MEMBERS OF ARC / IATA / CLIA / ASTA / NACTA E-MAIL: ICTROBERT@USWEST.NET

           CONTRACT BETWEEN INCENTIVE CONNECTION TRAVEL, INC AND
                 OUTSIDE SALESPERSON/INDEPENDENT CONTRACTOR

AGREEMENT MADE THIS 1ST DAY OF JULY, 2002, BETWEEN INCENTIVE CONNECTION TRAVEL, INC, A TRAVEL AGENCY, HAVING ITS PRINCIPAL PLACE OF BUSINESS AT 13029 NORTH CAVE CREEK ROAD, SUITES 201-204, PHOENIX, ARIZONA 95022, HEREINAFTER REFERRED TO AS "AGENCY", AND,

(NAME OF LEGAL OWNER): EDWARD C. ZIMMERMAN, III
                       ---------------------------------------------------,
DOING BUSINESS AS (AGENCY NAME): EZ TRAVEL, INC.
                                 -----------------------------------------,
OF (ADDRESS): 3415 OCATILLO MESA WAY
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CITY: NORTH LAS VEGAS                STATE:    NV     ZIP:      89031
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HEREINAFTER REFERRED TO AS THE INDEPENDENT CONTRACTOR ("IC").

TERM OF AGREEMENT
     THE AGENCY HEREBY RETAINS THE IC TO ACT AS AN INDEPENDENT OUTSIDE SALESPERSON AND THE IC AGREES TO ACT IN SUCH CAPACITY ON BEHALF OF THE AGENCY FOR A PERIOD OF 12 MONTHS FROM THE DATE OF THIS CONTRACT. AT THE END OF THAT PERIOD, THE CONTRACT SHALL AUTOMATICALLY BE EXTENDED FOR AN ADDITIONAL 12 MONTHS, UNDER THE PROCEDURES AND CONDITIONS THEN IN EFFECT, UNLESS EITHER PARTY SERVES THE OTHER WITH WRITTEN NOTICE 10 DAYS PRIOR TO THE EXPIRATION DATE OF HIS INTENTION NOT TO RENEW.

DUTIES OF INDEPENDENT CONTRACTOR
     THE INDEPENDENT CONTRACTOR IS HEREBY RETAINED BY THE AGENCY AS A SELF-EMPLOYED BUSINESSPERSON TO SELL TRAVEL AND TRAVEL SERVICES TO THE PUBLIC ON BEHALF OF THE AGENCY.

COMPENSATION OF INDEPENDENT CONTRACTOR
     AS COMPENSATION FOR THE SERVICES RENDERED BY IC UNDER THIS AGREEMENT, IC SHALL BE ENTITLED TO COMMISSIONS ON SALES AS FOLLOWS:
     A. COMPUTATION
          1. IN GENERAL. IC (AGENT) SHALL BE ENTITLED TO SEVENTY PERCENT (70%) OF THE GROSS COMMISSIONS RECEIVED BY THE AGENCY FOR SALES OF TRAVEL OR SERVICES BY THE IC. ALL EXPENSES RELATING TO THESE SALES SHALL BE BORNE BY THE IC, UNLESS OTHERWISE AGREED IN WRITING SIGNED BY THE PARTIES. ALLOWED OVERRIDE COMMISSIONS RECEIVED BY THE AGENCY SHALL BE CONSIDERED A PART OF THE GROSS COMMISSIONS.
          2. WHILE IC IS FREE TO DO BUSINESS WITH ANY OTHER TRAVEL AGENCY, AGENCY SHALL RECEIVE ITS SHARE OF THE COMMISSION PAID BY ANY SUPPLIER AS SET FORTH AT SUBPARAGRAPH A(l) ABOVE FOR ANY SALE IN WHICH IC USES THE AGENCY ARC OR IATANNUMBER TO PROCESS THE SALE.
     B. METHOD OF PAYMENT. IC SHALL BE PAID MONTHLY BY AGENCY. AGENCY SHALL WITHIN 15 DAYS OF THE END OF EACH MONTH, PROVIDE IC WITH AN ACCOUNTING OF ALL COMMISSIONS EARNED AND EXPENSES DIRECTLY A1TRIBUTABLE TO THOSE SALES IN WHICH TRAVEL IS COMPLETED OR SERVICE IS RENDERED DURING THE PREVIOUS MONTH, ACCOMPANIED BY PAYMENT FOR IC'S SHARE OF THOSE COMMISSIONS EARNED, PROVIDED THAT AGENCY HAS RECEIVED THOSE COMMISSIONS FROM SUPPLIER.

IC TO PROVIDE OWN BUSINESS SUPPLIES AND BE RESPONSIBLE FOR OWN EXPENSES
     IC SHALL PROVIDE HIS OWN BUSINESS CARDS AND OTHER PROMOTIONAL MATERIALS AND SHALL OTHERWISE BE RESPONSIBLE FOR ALL EXPENSES INCURRED IN PERFORMING HIS DUTIES UNDER THIS AGREEMENT. IC'S CLIENT BASE BELONGS TO IC.

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PLACE OF WORK
     IC MAY CHOOSE WHERE THE WORK IS TO BE PERFORMED, IS NOT REQUIRED TO WORK ON THE PREMISES OF AGENCY AND IS NOT REQUIRED TO ANSWER THE PHONES, OR PERFORM ANY OTHER DUTIES AT AGENCY'S OFFICES.

HOURS
     IC MAY WORK WHATEVER HOURS HE/SHE WISHES. NO FIXED HOURS ARE REQUIRED BY AGENCY. IC SHALL NOT BE REQUIRED TO ATTEND OFFICE MEETINGS OR OFFICE TRAINING SESSIONS.

RISK OF LOSS/PROFIT POTENTIAL
     IC ASSUMES THE RISK OF INCURRING A LOSS IF HIS/HER SHARE OF SALES COMMISSIONS DOES NOT COVER THE IC'S EXPENSES. SIMILARLY, IC ENJOYS THE RIGHT TO EARN A PROFIT YIELDED BY COMMISSIONS SHARED PURSUANT TO THIS AGREEMENT. NO ENTITLEMENT TO VACATION OR OTHER BENEFITS AS IC
AS A SELF EMPLOYED INDIVIDUAL, IC SHALL NOT RECEIVE OR EARN ANY VACATION OR SICK PAY FROM AGENCY AND IS NOT COVERED UNDER AGENCY'S MEDICAL OR DENTAL PLAN.

ABILITY TO HIRE ASSISTANTS
     IC RETAINS THE RIGHT TO EMPLOY WHATEVER ASSISTANTS OR BRING IN WHATEVER PARTNERS HE/SHE MAY REQUIRE AT IC'S EXPENSE IN ORDER TO ACCOMPLISH THE GOAL OF TRAVEL SALES CONTEMPLATED BY THIS AGREEMENT.
     IC SHALL BE RESPONSIBLE FOR FILING OF FEDERAL, STATE, AND LOCAL ESTIMATED TAX PAYMENTS ON COMMISSIONS RECEIVED FROM TRAVEL AGENCY, AND FOR OTHER ASSESSMENTS.
     IC AGREES TO BE FULLY RESPONSIBLE FOR COMPLYING WITH ALL FEDERAL, STATE, AND LOCAL LAWS IN CONNECTION WITH PERFORMANCE, INCLUDING, BUT NOT LIMITED TO, PAYMENT OF ANY ESTIMATED OR OTHER FEDERAL, STATE, OR LOCAL INCOME TAXES, AND PAYMENT OF APPLICABLE CHARGES FOR SOCIAL SECURITY, FICA, AND WORKER'S COMPENSATION.
     AGENCY SHALL NOT BE RESPONSIBLE FOR PAYMENT OR WITHHOLDING OF ANY SUCH ITEMS IN CONNECTION WITH SERVICES RENDERED BY IC UNDER THIS AGREEMENT. IC AGREES TO INDEMNIFY AND HOLD AGENCY HARMLESS FOR ANY ASSESSMENTS AGAINST AGENCY BECAUSE OF ANY FAILURE BY IC TO PROPERLY PAY FEDERAL, STATE, OR LOCAL INCOME TAXES (INCLUDING ESTIMATED TAX PAYMENTS) AND FILE RETURNS IN CONNECTION THEREWITH, OR TO PAY SOCIAL SECURITY, FICA, OR WORKER'S COMPENSATION.

OBLIGATIONS OF IC
     IC WILL NOT, AT ANYTIME, EITHER HIMSELF/HERSELF, OR THROUGH, OR WITH THE AID OR ASSISTANCE OF OTHERS, TAKE, MISAPPROPRIATE, OR MISUSE ANY CLIENT LIST, NAME, FILE, BOOK, RECORD OR ACCOUNT OR OTHER CONFIDENTIAL CUSTOMER DATA USED AT OR IN THE TRAVEL AGENCY'S BUSINESS. THESE ITEMS ARE AND SHALL REMAIN THE PROPERTY OF THE AGENCY.

TERMINATION OF AGREEMENT
     EVENTS CAUSING TERMINATION: THIS AGREEMENT IS NOT TERMINABLE PRIOR TO ITS EXPIRATION AT THE WILL OF EITHER PARTY, BUT IS INSTEAD TERMINABLE ONLY ON THE FOLLOWING GROUNDS:
          THE OCCURRENCE OF CIRCUMSTANCES THAT MAKE IT IMPOSSIBLE OR
                IMPRACTICABLE FOR THE BUSINESS OF THE AGENCY TO CONTINUE;
          THE DEATH OF IC;
          THE WILLFUL OR NEGLIGENT BREACH OF DUTY BY THE IC IN THE COURSE OF
                HIS PERFORMANCE UNDER THIS AGREEMENT;
          THE CONTINUED INCAPACITY ON THE PART OF IC TO PERFORM HIS/HER
                DUTIES.

EFFECT OF TERMINATION ON COMPENSATION
     IN THE EVENT OF THE TERMINATION OF THIS AGREEMENT PRIOR TO THE COMPLETION OF ITS TERM SPECIFIED HEREIN, IC SHALL BE ENTITLED TO THE COMPENSATION EARNED BY HIM/HER PRIOR TO THE DATE OF TERMINATION AS PROVIDED FOR IN THIS AGREEMENT COMPUTED PRO RATA UP TO AND INCLUDING THAT DATE; IC SHALL BE ENTITLED TO NO FURTHER COMPENSATION AS OF THE DATE OF TERMINATION, EXCEPT THAT WHICH WAS BOOKED AND EARNED PRIOR TO TERMINATION. AGENCY RESERVES THE RIGHT HOLD BACK FINAL PAYMENTS FOR UP TO 6 MONTHS AGAINST FUTURE DEBIT MEMOS AND/OR CHARGE BACKS. IC RETAINS OWNERSHIP OF HIS/HER CLIENT DATABASE.

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REMEDIES
     ANY CONTROVERSIES OR CLAIMS ARISING OUT OF, OR RELATING TO THIS AGREEMENT, OR THE MAKING, PERFORMANCE, OR INTERPRETATION THEREOF, SHALL BE SETTLED BY ARBITRATION IN PHOENIX ARIZONA IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION THEN EXISTING, AND JUDGEMENT ON THE ARBITRATION A WARD MAYBE ENTERED IN ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER OF THE CONTROVERSY.

ATTORNEY'S FEES AND COSTS
     IF ANY ACTION AT LAW OR IN EQUITY IS NECESSARY TO ENFORCE OR INTERPRET THE TERMS OF THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO REASONABLE ATTORNEYS' FEES, COSTS, AND NECESSARY DISBURSEMENTS IN ADDITION TO ANY RELIEF TO WHICH HE MAY BE ENTITLED.

GENERAL PROVISIONS
          PARTIAL VALIDITY. IF ANY PROVISION OF THIS AGREEMENT IS HELD BY A COURT OF COMPETENT JURISDICTION TO BE INVALID, VOID OR UNENFORCEABLE, THE REMAINING PROVISIONS SHALL NEVERTHELESS CONTINUE IN FULL FORCE WITHOUT BEING IMPAIRED OR INVALIDATED IN ANY MANNER.
     AGENCY SHALL NOT BE LIABLE FOR ANY EXPENSE INCURRED OR ERROR MADE BY IC AND SHALL NOT BE LIABLE TO IC OR ANY THIRD PARTY FOR ANY ACTS OF IC. IC AGREES UNCONDITIONALLY TO REIMBURSE AGENCY FOR ANY AND ALL CHARGE BACKS OR EXPENSES OF ANY KIND, IMMEDIATELY UPON PRESENTATION OF THE SUPPORTING DOCUMENTATION ARISING FROM ANY REASON IN CONNECTION WITH IC'S SALE OF TRAVEL. IC SHALL HA VENO AUTHORITY TO BIND, OBLIGATE OR COMMIT AGENCY BY ANY PROMISE OR REPRESENT A TION UNLESS SPECIFICALLY AUTHORIZED BY AGENCY IN WRITING FOR A PARTICULAR TRANSACTION. IN THE EVENT ANY TRANSACTION IN WHICH IC IS INVOLVED RESULTS IN DISPUTE, LITIGATION OR LEGAL EXPENSE, IC SHALL BE LIABLE FOR ALL EXPENSES CONNECTED WITH SUCH DISPUTE, LITIGATION AND/OR LEGAL EXPENSE. AGENCY WILL PLACE IC ON IATAN LIST AND APPLY FOR IATAN CARD WHEN IC QUALIFIES UNDER THE THEN CURRENT IATAN REGULATIONS. AGENT AGREES TO PERFORM THE SERVICES ON EACH SALE HE/SHE ACCEPTS IN A MANNER IN ACCORD WITH THE FORMAT WHICH MAYBE PROSCRIBED BY REGULATIONS APPLICABLE TO THE SALE AND IN A MANNER IN CONFORMANCE WITH ORDINARY BUSINESS CUSTOM. AGENT AGREES TO HOLD IC HARMLESS FOR ANY ACT OF GOD OR CONDITION BEYOND IC'S CONTROL.

LAW GOVERNING AGREEMENT.
     THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ARIZONA.

COMPLETE AGREEMENT; MODIFICATION OR WAIVER
     THIS AGREEMENT REPRESENTS THE COMPLETE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE DESCRIBED OUTSIDE SALES RELATIONSHIP. IT IS NOT TO BE AMENDED AFTER THE DATE HEREOF EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY BOTH PARTIES. NO AMENDMENT, MODIFICATION, TERMINATION OR WAIVER SHALL BE BINDING UNLESS IN WRITING AND SIGNED BY THE PARTY AGAINST WHOM THE AMENDMENT, MODIFICATION, TERMINATION OR WAIVER IS SOUGHT TO BE ENFORCED. NO WAIVER OF ANY PROVISIONS OF THIS AGREEMENT SHALL BE DEEMED, OR SHALL CONSTITUTE, A WAIVER OF ANY OTHER PROVISIONS, WHETHER OR NOT SIMILAR, NOR SHALL ANY WAIVER CONSTITUTE A CONTINUING WAIVER.


EXECUTED AT (CITY) NORTH LAS VEGAS                (STATE) NEVADA
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ON THIS 1ST DAY OF JULY OF 2002.
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INDEPENDENT CONTRACTOR (LEGAL OWNER) EDWARD C. ZIMMERMAN, III
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COMPANY NAME EZ TRAVEL, INC.               FAX (702) 221-1963
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BY:(SIGNATURE) /s/ Edward C. Zimmerman III  SOC SEC OR FED ID# 80-0001653
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BUSINESS ADDRESS (NO PO BOX) 3415 OCATILLO MESA WAY
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CITY NORTH LAS VEGAS             STATE NV            ZIP 89031
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DAY PHONE (702) 221-1952             EVENING PHONE (702) 250-0917
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E-MAIL ADDRESS: eztravellv@netscape.net
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FOR INCENTIVE CONNECTION TRAVEL, INC

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